U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 20, 2004

AMEDISYS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-24260	11-3131700
(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Mead Road, Suite 300, Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031

(Registrant’s telephone number, including area code)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements of Business Acquired.

Not applicable.

(b)    Pro Forma Financial Information.

Not applicable.

(c)	Exhibit No.		Page

	99.1 (i)	Press Release dated July 20, 2004 announcing that the Company will release second quarter operating results on August 3, 2004 and host a conference call at 10:00 a.m. ET that same day	A-1

(i) Filed herewith.

ITEM 9.	REGULATION FD DISCLOSURE

On July 20, 2004, Amedisys, Inc., “the Company”, issued a press release attached hereto as Exhibit 99.1 to announce that it will release second quarter operating results on August 3, 2004 and host a conference call at 10:00 a.m. ET that same day.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ William F. Borne
William F. Borne Chief Executive Officer

DATE: July 21, 2004